UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
(Name of Registrant as Specified In Its Charter)
Guggenheim Energy & Income Fund

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GUGGENHEIM ENERGY & INCOME FUND
Dear Shareholder:
I am writing to you on an important matter relating to Guggenheim Energy & Income Fund (the “Fund”). At a meeting held on August 20-21, 2019, the Board of Trustees of the Fund (the “Guggenheim Board”) voted to approve a proposal affecting the Fund and its shareholders, as explained in the accompanying Proxy Statement for Special Meeting of Shareholders (the “Proxy Statement”), that is subject to shareholder approval. Accordingly, the Fund will hold a special meeting of shareholders on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, shareholders will be asked to consider and act upon the proposed election of ten nominees to the Board of Trustees of the Fund (the “Proposal”).
Seven of the nominees currently serve as members of the Guggenheim Board. Three of the nominees currently serve as members of the boards of trustees of certain open-end funds advised by the investment adviser to the Fund and its affiliates. The Fund and the other funds advised by the investment adviser to the Fund and its affiliates are collectively referred to as the “Guggenheim Family of Funds.”
Election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base as described in the accompanying Proxy Statement.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).
Shareholders will also be asked to consider and act upon the transaction of any such other business as may properly come before the Meeting.
If you were a shareholder of record of the Fund as of the close of business on August 26, 2019, the record date fixed by the Guggenheim Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.
Accordingly, we are requesting that you carefully review the Proxy Statement and vote using one of the methods described below.
Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can access the proxy materials at www.proxyonline.com/docs/XGEIX.pdf, and you can vote in one of four ways:

•	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;

•	Through the web site listed in the proxy voting instructions included on your proxy card;

•	By telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Meetings of the Fund's shareholders do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting.
You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Fund; (b) the subsequent execution of another proxy; or (c) attending the Meeting and voting in person.
We appreciate your participation and prompt response in this matter and thank you for your continued support.
Sincerely,

Brian E. Binder
Chief Executive Officer and President of the Fund
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

QUESTIONS AND ANSWERS
For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Proxy Statement for Special Meeting of Shareholders (the “Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Proxy Statement. We encourage you to carefully review the information contained in the Proxy Statement.
General

Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials—a booklet that includes the Notice of Special Meeting of Shareholders (“Notice”), the Proxy Statement and your proxy card—because you have the right to notice of, and to vote on, an important matter concerning the governance of Guggenheim Energy & Income Fund (the “Fund”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Fund and the other funds advised by the investment adviser to the Fund and its affiliates (collectively, the “Guggenheim Family of Funds”) are currently overseen by two separate groups of trustees. One of these groups consists of the current Trustees of the Fund (referred to hereafter collectively as the “Guggenheim Trustees” or individually, a “Guggenheim Trustee”). The other group consists of members of the boards of trustees of open-end registered management investment companies in the Guggenheim Family of Funds (the “Rydex Funds”) managed by Security Investors LLC, an affiliate of the Fund’s investment adviser (referred to hereafter collectively as the “Rydex Trustees” or individually, a “Rydex Trustee”).
The Board of Trustees (the “Guggenheim Board”) of the Fund and boards of trustees of other funds in the Guggenheim Family of Funds, including the Rydex Funds (collectively, the “Rydex Board”), separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that funds in the Guggenheim Family of Funds are overseen by the same trustees. Accordingly, the Guggenheim Board has proposed the election of ten nominees to the Guggenheim Board (the “Proposal”). Seven of the nominees currently serve as Guggenheim Trustees. Three of the nominees currently serve as Rydex Trustees.
The Guggenheim Board believes that this alignment and consolidation of the boards through the election of all of the nominees would be beneficial to the Fund and its shareholders.

Q.	Why am I being asked to vote?

A.
As of August 26, 2019 (the “Record Date”), the record date fixed by the Guggenheim Board, you were a shareholder of record of the Fund. The Proposal requires the approval of shareholders of the Fund.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).

Q.	Why am I being asked to elect each of the nominees as Trustees?

A.
Each of the nominees either currently serves as a Guggenheim Trustee or as a Rydex Trustee. The election of the nominees is part of the intended alignment and consolidation of the membership of the Guggenheim Board with the membership of the Rydex Board. If shareholders approve the election of all of the nominees, the Guggenheim Board’s membership will be expanded to include the three nominees who do not currently serve as Guggenheim Trustees. Each nominee (other than Ms. Amy J. Lee, who is a Guggenheim Trustee) would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940, of the Fund. Ms. Lee would be considered an “interested person” of the Fund by virtue of her role with the Fund’s investment adviser and its affiliates (collectively referred to as “Guggenheim Investments”).
Election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base, as described in the accompanying Proxy Statement.
Please note that separate proxy statements are being sent to shareholders of other funds in the Guggenheim Family of Funds, including the Rydex Funds, who are also being asked to vote on the election of the same slate of nominees to the boards of the respective funds. If you owned shares of other funds in the Guggenheim Family of Funds as of the applicable record date, you will receive separate proxy materials with respect to this proposal as it relates to such funds. Please review these materials and separately vote on the proposal for other funds in the Guggenheim Family of Funds.

Q.	Why has the Guggenheim Board approved the Proposal (the election of each nominee)?

A.
Guggenheim Investments recommended that the Guggenheim Board approve the Proposal (the election of each nominee) after considering the potential benefits of aligning and consolidating the membership of boards of trustees of the Guggenheim Family of Funds, the immediate governance succession needs of the Rydex Board and the longer-term governance succession needs of the Guggenheim Board. In particular, the Rydex Board has current and anticipated vacancies due to recent and approaching trustee retirements and the death of a member of the Rydex Board.

After taking into account the relatively small size of the Rydex Funds and alternatives, such as undertaking a search for qualified candidates to fill the vacancies on the Rydex Board, as well as the challenges presented for such a search given the Rydex Funds’ size and broader industry trends, Guggenheim Investments recommended that the Rydex Board consider a proposal to transition the oversight of the Rydex Funds to a consolidated board. The proposed consolidated board consists of the Guggenheim Board and certain current Rydex Trustees and is part of a broader effort to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds. Guggenheim Investments bears certain operational and administrative burdens from supporting multiple fund boards for the Guggenheim Family of Funds. The formation of a single, consolidated board would ease these burdens and enable Guggenheim Investments to focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters.

For the Guggenheim Board, Guggenheim Investments believes that the election of the nominees that are Rydex Trustees to the Guggenheim Board presents an opportunity to immediately enhance board diversity and address the longer-term succession needs of the Guggenheim Board. Three Guggenheim Trustees are expected to retire within the next three years pursuant to the Guggenheim Board’s Independent Trustee retirement policy. The election of the three nominees who are Rydex Trustees to the Guggenheim Board would address anticipated succession needs while immediately providing gender and racial diversity to the Guggenheim Board. In addition, Guggenheim Investments believes that the addition of well-qualified individuals to the Guggenheim Board who bring experience with other funds within the Guggenheim Family of Funds would further enhance board oversight. Guggenheim Investments also believes that the board alignment and consolidation offers other potential benefits to Fund shareholders from efficiencies and economies of scale over time as certain fixed costs are spread over a larger asset base. The Guggenheim Board took into account Guggenheim Investments’ recommendation and the foregoing considerations, as well as the broader initiative to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds, in determining to approve the Proposal and present the Proposal to shareholders for a vote. (The factors considered by the Guggenheim Board in approving the Proposal are described further in the section entitled “Summary of the Reasons for the Board Alignment and Consolidation.”)

Voting

Q.	Who is asking for my vote?

A.
Your vote is being solicited by and on behalf of the Guggenheim Board for use at the special meeting of shareholders of the Fund to be held on October 28, 2019 (together with any postponements or adjournments, the “Meeting”). As a shareholder of record of the Fund as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Accordingly, the other shareholders of record of the Fund as of the close of business on the Record Date are also being sent these proxy materials.

Q.	How does the Guggenheim Board recommend that I vote?

A.
After careful consideration, the Guggenheim Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee). Please see the section entitled “Summary of the Reasons for the Board Alignment and Consolidation” with respect to the Proposal for a discussion of the Guggenheim Board’s considerations in making such recommendation.

Q.	What vote is required to approve the Proposal?

A.
Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.
A majority of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.
When a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote shall elect a Nominee as a Trustee.

Q.	Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. If numerous shareholders just like you do not vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.
Voting is quick and easy. Everything you need is enclosed. You may provide the Fund with your vote: (i) by mail with the enclosed proxy card; (ii) by Internet by following the instructions in the proxy voting instructions included on your proxy card; (iii) by telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; or (iv) in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to vote using any of the enumerated methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or AST Fund Solutions, the Fund’s proxy solicitor, reminding you to vote your shares.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed.

Q.	Whom do I call if I have questions?

A.
We will be happy to answer your questions about this proxy solicitation. If you have questions regarding the Meeting or the Proposal please call 1-800-783-5609.  Financial advisors should call 1-800-345-7999.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

GUGGENHEIM ENERGY & INCOME FUND
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 28, 2019
NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS of Guggenheim Energy & Income Fund (the “Fund”), a Delaware statutory trust, will be held on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, and as specified in greater detail in the Proxy Statement for Special Meeting of Shareholders (the “Proxy Statement”) accompanying this Notice, shareholders of the Fund will be asked to consider and act upon the following proposals:
1.    To elect the following ten nominees to the Board of Trustees of the Fund:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.
After careful consideration, the Board of Trustees of the Fund unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee).
If you were a shareholder of record of the Fund as of the close of business on August 26, 2019, the record date fixed by the Board of Trustees of the Fund, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.
We call your attention to the accompanying Proxy Statement. You are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Fund; (b) the subsequent execution of another proxy; or (c) attending the Meeting and voting in person.
By Order of the Board of Trustees of the Fund,

Mark E. Mathiasen
Secretary

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

GUGGENHEIM ENERGY & INCOME FUND
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 28, 2019
This Proxy Statement and enclosed Notice of Special Meeting of Shareholders (“Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Guggenheim Board” and its members, the “Guggenheim Trustees”) of Guggenheim Energy & Income Fund (the “Fund”), a Delaware statutory trust. The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held on October 28, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).
At the Meeting, and as described in this Proxy Statement, shareholders of the Fund will be asked to consider and act upon the following proposals:
1.    To elect the following ten nominees to the Board of Trustees of the Fund:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.
After careful consideration, the Board of Trustees of the Fund unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee).
As further explained below, election of all of the nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds (as defined below) into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, as described below, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base. The Fund and the other funds advised by the investment adviser to the Fund and its affiliates are collectively referred to as the “Guggenheim Family of Funds.”
This Proxy Statement and the accompanying Notice and proxy card are anticipated to be first mailed to shareholders on or about September 13, 2019.
If you were a shareholder of record of the Fund at the close of business on August 26, 2019 (the “Record Date”), the record date fixed by the Guggenheim Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019.

These proxy materials are available on the Internet at www.proxyonline.com/docs/XGEIX.pdf.
Shareholders can find additional information about the Fund in the Fund’s most recent annual and semi-annual reports to shareholders, which include financial statements for the fiscal year ended September 30, 2018 (audited) and the six-months ended March 31, 2019 (unaudited). You may obtain copies of these reports without charge by writing the Fund, by calling the telephone number shown on the front page of this Proxy Statement or at www.guggenheiminvestments.com/cef/fund/xgeix/literature.

PROPOSAL ONE

ELECTION OF TEN NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND
Proposal 1 relates to the election of the following individuals to the Guggenheim Board (each, a “Nominee” and, collectively, the “Nominees”):

Nominees – Current Trustees of the Fund
• Randall C. Barnes
• Donald A. Chubb, Jr.
• Jerry B. Farley
• Roman Friedrich III
• Ronald A. Nyberg
• Ronald E. Toupin, Jr.
• Amy J. Lee
Nominees – Not Current Trustees of the Fund
• Angela Brock-Kyle
• Thomas F. Lydon, Jr.
• Sandra G. Sponem
As shown above, the Guggenheim Board is currently composed of seven Trustees: Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Amy J. Lee. Three of the Nominees are not currently Trustees of the Fund—Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem—but currently serve as members of the boards of trustees of certain other funds in the Guggenheim Family of Funds, as explained below.
Each Nominee, other than Ms. Lee, would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”), of the Fund (an “Independent Trustee”). Ms. Lee would be considered an “interested person” of the Fund by virtue of her role with the Fund’s investment adviser and its affiliates (collectively referred to as “Guggenheim Investments”). The Nominees who are currently Trustees of the Fund (previously defined as “Guggenheim Trustees”), other than Ms. Lee, have previously been elected by shareholders. If elected, the Nominees who are not currently Guggenheim Trustees are expected to assume office immediately following the meeting of the Guggenheim Board currently scheduled to be held in November 2019 or at such later date following election by shareholders. Each Guggenheim Trustee serves and, if elected, the other Nominees would serve, until his or her successor is elected and qualified. The term of office of a Trustee shall terminate in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.
Following discussions with Guggenheim Investments over the past several months and meetings of the Nominating and Governance Committee of the Board of Trustees of the Fund (the “Guggenheim Nominating and Governance Committee”) with each of Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem (collectively, the “Rydex Nominees”), the Guggenheim Nominating and Governance Committee selected and recommended, and the Board of Trustees of the Fund unanimously nominated, the Nominees for election to the Board of Trustees of the Fund at a meeting of the Guggenheim Board held on August 20-21, 2019. The Board of Trustees of the Fund also increased its size to accommodate the Nominees.

Explanation of the Board Alignment and Consolidation
The funds that are part of the Guggenheim Family of Funds currently are overseen by two separate groups of trustees. One of these groups consists of the current Guggenheim Trustees. The other group consists of members of the boards of trustees of open-end registered management investment companies in the Guggenheim Family of Funds (the “Rydex Funds”) managed by Security Investors LLC, an affiliate of the Fund’s investment adviser (collectively referred to as the “Rydex Board” and its members, the “Rydex Trustees”). The Guggenheim Family of Funds consists of U.S. registered investment companies advised by the Fund’s investment adviser or its affiliates and is comprised of six closed-end funds and 151 open-end funds as of June 30, 2019.
As further explained below, the election of all of the Nominees will bring the membership of boards of trustees of the Guggenheim Family of Funds into alignment such that funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would immediately enhance the diversity of the Guggenheim Board, address trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight and result in other potential benefits, including the potential over time for economies of scale for Fund shareholders as certain costs are spread over a larger asset base.
The Guggenheim Board and boards of trustees of other funds in the Guggenheim Family of Funds, including the Rydex Board, separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that funds in the Guggenheim Family of Funds are overseen by the same trustees. Separate proxy statements are being sent to shareholders of the other funds in the Guggenheim Family of Funds who are also being asked to vote on the election of the same slate of nominees to the boards of the respective funds.
Summary of the Reasons for the Board Alignment and Consolidation
Many of the funds in the Guggenheim Family of Funds were organized at different times by different sponsors, and, as a result, their governance and board reporting processes do not yet fully reflect a common overall design. Proposal 1 is the result of an effort on the part of the Guggenheim Board, the Rydex Board and Guggenheim Investments to align and consolidate the membership of the boards so that the same trustees serve on each board for the Guggenheim Family of Funds, in connection with Guggenheim Investments’ broader initiative to further enhance the effectiveness of board oversight. Over the past several months, the Guggenheim Board met with representatives of the Rydex Board and with Guggenheim Investments to consider and develop the proposal to align and consolidate the membership of the boards. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the alignment and consolidation of the boards.
Guggenheim Investments recommended that the Guggenheim Board approve Proposal 1 after considering the potential benefits of aligning the boards, the immediate governance succession needs of the Rydex Board and the longer-term governance succession needs of the Guggenheim Board. In particular, the Rydex Board has current and anticipated vacancies due to recent and approaching trustee retirements and the recent death of a member of the Rydex Board. After taking into account the relatively small size of the Rydex Funds and alternatives, such as undertaking a search for qualified candidates to fill the vacancies on the Rydex Board, Guggenheim Investments recommended that the Rydex Board consider a proposal to transition the oversight of the Rydex Funds to a consolidated board. The proposed consolidated board consists of the Guggenheim Trustees and the Rydex Nominees and is part of a broader effort to further enhance the effectiveness of board oversight of the Guggenheim Family of Funds. Guggenheim Investments bears certain operational and administrative burdens from supporting multiple fund boards for the Guggenheim Family of Funds. The formation of a single, consolidated board would ease these burdens and enable Guggenheim Investments to focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters.
For the Guggenheim Board, Guggenheim Investments believes that the election of the Rydex Nominees to the Guggenheim Board presents an opportunity to immediately enhance board diversity and address the longer-term succession needs of the Guggenheim Board. Three Guggenheim Trustees are expected to retire within the next three years pursuant to the Guggenheim Board’s Independent Trustee retirement policy. The election of the Rydex Nominees to the Guggenheim Board would address these anticipated succession needs while immediately providing gender and racial diversity to the Guggenheim Board. Guggenheim Investments believes that the addition of well-qualified individuals to the Guggenheim Board who bring experience with other funds within the Guggenheim Family of Funds would further enhance board oversight. Guggenheim Investments also believes that the board alignment and consolidation offers other potential benefits to Fund shareholders from efficiencies and economies of scale over time as certain fixed costs are spread over a larger asset base. For the foregoing reasons, Guggenheim Investments recommended that the Guggenheim Board approve Proposal 1 and recommend that shareholders of the Funds vote for Proposal 1.
In reaching the conclusion that the approval of Proposal 1 is in the best interests of the Fund and its shareholders, the Guggenheim Board took into account the recommendation of Guggenheim Investments, as described above, and considered a number of factors, including the following:

•	the election of the Rydex Nominees to the Guggenheim Board would immediately enhance board diversity and specifically, would provide gender and racial diversity to the Guggenheim Board;

•	the election of the Rydex Nominees would address the anticipated longer-term governance succession needs of the Guggenheim Board;

•
the consolidated board with increased diversity, skill sets, backgrounds and depth of experience with all funds within the Guggenheim Family of Funds would be better positioned to respond to the increasing complexities of the registered fund business;

•
a consolidated board for the Guggenheim Funds and Rydex Funds provides the potential for Fund shareholders to benefit from economies of scale as certain governance and other costs would be spread over a larger asset base, which could lead to reduced costs experienced by individual funds in the Guggenheim Family of Funds over time;

•
by eliminating the operational and administrative burdens of supporting multiple fund boards for the Guggenheim Family of Funds, Guggenheim Investments and officers of the funds in the Guggenheim Family of Funds could focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters;

•	greater uniformity of shareholder experiences throughout the Guggenheim Family of Funds; and

•	a consolidated board is consistent with common industry practices.

Members of the Guggenheim Nominating and Governance Committee—which is comprised solely of Independent Trustees—met with each of Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem prior to his or her nomination to the Guggenheim Board. The Guggenheim Nominating and Governance Committee considered each Nominee, including his or her qualifications and experience, selected each Nominee and recommended each individual’s nomination to the Guggenheim Board. Based on this recommendation, the Guggenheim Board has recommended for election by shareholders each of the Nominees to the Guggenheim Board.

Likewise, the Rydex Board also has recommended for election by shareholders of the Guggenheim Trustees—Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Amy J. Lee (in addition to Mmes. Brock-Kyle and Sponem and Mr. Lydon)— to serve on the Rydex Board, subject to approval by shareholders of the applicable Rydex Funds trust. Boards of trustees of other open-end funds in the Guggenheim Family of Funds have also recommended trustee nominees for election to further effect the board consolidation.

Each Nominee has consented to serve as a Trustee, if elected, and to be named in this Proxy Statement. There is no reason to believe that any of the Nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, votes cast for such Nominee will be cast for the persons the Guggenheim Nominating and Governance Committee and the Guggenheim Board recommend.
The term of office of each Guggenheim Trustee and, if elected, each other Nominee, terminates in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, of a Trustee.
Information Regarding the Nominees and Current Trustees
The following table lists the Nominees, their year of birth, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds currently overseen within the Guggenheim Family of Funds and other directorships held by the Nominees during the past five years. Each Nominee, other than Ms. Lee, would be an Independent Trustee. Ms. Lee would be an “interested person” of the Fund by virtue of her role with Guggenheim Investments. In the tables below, the term “Fund Complex” has the same meaning as Guggenheim Family of Funds, which for purposes of this table includes an additional fund that has a servicing agent that is an affiliated person of the Fund's investment adviser.

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	None (Nominee)	N/A	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.

Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2015	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	None (Nominee)	N/A	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	Current: Board of Directors of US Global Investors (GROW) (1995-present) and Board of Trustees Harvest Volatility Edge Trust (3) (2017-present).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	None (Nominee)	N/A	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	109	Current: Boards of Trustees of SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chair of the Board	Since 2015
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				48
Current: Western Asset Inflation-Linked Income Fund (2003-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Interested Trustee

Amy J. Lee (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2015 (Vice President) Since 2015 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

1.	The business address of each Trustee (and Nominee) is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
2.
Each Trustee serves (and Nominee would serve) until his or her successor is elected and qualified. The term of office of a Trustee shall terminate in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

3.
Messrs. Barnes, Chubb, Farley, Friedrich, Nyberg and Toupin and Ms. Lee also serve on the boards of trustees of Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, and Guggenheim Credit Allocation Fund. Mmes. Brock-Kyle and Sponem and Mr. Lydon serve on the boards of trustees of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Funds.

Additional Information about the Board and the Nominees
The following includes additional information about the current structure of the Guggenheim Board as well as its leadership, functioning and composition. The Rydex Board, membership of which would be aligned and consolidated with the Guggenheim Board, does not have identical practices. If the board alignment and consolidation is implemented, the Guggenheim Board will consider during an upcoming meeting whether any changes to current governance and oversight practices would be appropriate to further enhance existing practices and integrate the Nominees who are not currently Guggenheim Trustees, based on the skills of the Trustees and the interests of the Fund and its shareholders.
Board Meetings
The Guggenheim Board is responsible for overseeing the management and affairs of the Fund. The Guggenheim Board held four regular meetings and no special meetings during the Trust’s most recent fiscal year (which ended September 30,

2018). Each Guggenheim Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Guggenheim Board and the total number of meetings held by all committees of the Guggenheim Board on which the Guggenheim Trustee served. The Guggenheim Board established the committees discussed below. If elected, the Nominees who are not currently Guggenheim Trustees (i.e., the Rydex Nominees) would be expected to join the committees, and the Guggenheim Board would consider potential changes to its practices, committee structures and committee charters in light of the board alignment and consolidation.
Board Leadership Structure
The Guggenheim Board has appointed an Independent Chair, Mr. Toupin, who presides at board meetings and who is responsible for, among other things, participating in the planning of board meetings, setting the tone of board meetings and seeking to encourage open dialogue and independent inquiry among the Guggenheim Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Guggenheim Trustees between meetings of the Guggenheim Board. The Independent Chair may also perform such other functions as may be delegated by the Guggenheim Board from time to time. The Guggenheim Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Guggenheim Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements and review performance. The Guggenheim Board may also establish informal working groups from time to time to review and address the policies and practices of the Fund or the Guggenheim Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at board and committee meetings. The Guggenheim Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.
Board Committees
Audit Committee—The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Fund’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Guggenheim Board the appointment, retention and termination of the Fund’s independent registered public accounting firm and acting as a liaison between the Guggenheim Board and the Fund’s independent registered public accounting firm. The Audit Committee is governed by a written charter. The Audit Committee Charter is available at www.guggenheiminvestments.com/CMSPages/GetFile.aspx?guid=fb6b4759-046b-4593-a7b8-e0524c9268e9. The Audit Committee held six meetings during the Fund’s most recently completed fiscal year.
The Audit Committee of the Guggenheim Board has performed the following functions: (i) reviewed and discussed the audited financial statements of the Fund with management of the Fund; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended and approved, pursuant to authority delegated by the Guggenheim Board, that the audited financial statements be included in the Fund’s annual report for the past fiscal year. Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee and each “independent” as defined by the New York Stock Exchange (the “NYSE”) listing standards, serve on the Audit Committee of the Guggenheim Board.

Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Contracts Review Committee of the Guggenheim Board. The purpose of the Contracts Review Committee is to assist the Guggenheim Board in overseeing certain contracts to which the Fund is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Contracts Review Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Guggenheim Board, the Contracts Review Committee reviews and makes recommendations to the Guggenheim Board with respect to any contract to which the Fund is or is proposed to be a party. The Contracts Review Committee held two meetings during the Fund’s most recently completed fiscal year.

Executive Committee—Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Executive Committee of the Guggenheim Board. In between meetings of the full Guggenheim Board, the Executive Committee generally may exercise all the powers of the full Guggenheim Board in the management of the business of the Fund. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Fund’s most recently completed fiscal year.

Guggenheim Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Nyberg and Toupin and Dr. Farley, each an Independent Trustee, serve on the Guggenheim Nominating and Governance Committee. The purpose of the Guggenheim Nominating and Governance Committee is to review matters pertaining to the composition, committees and operations of the Guggenheim Board. The Guggenheim Nominating and Governance Committee is responsible for recommending qualified candidates to the Guggenheim Board in the event that a position is vacated or created. The Guggenheim Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Fund. The Fund does not have a standing compensation committee. The Guggenheim Nominating and Governance Committee held three meetings during the Fund’s most recently completed fiscal year. Additional information regarding the Guggenheim Nominating and Governance Committee may be found in the charter of the Guggenheim Nominating and Governance Committee, attached to this Proxy Statement as Appendix A.

Valuation Oversight Committee—Messrs. Barnes, Chubb and Friedrich, each an Independent Trustee, serve on the Valuation Oversight Committee of the Guggenheim Board. The Valuation Oversight Committee assists the Guggenheim Board in overseeing the activities of Guggenheim Investments’ Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee include reviewing the Fund’s valuation procedures, evaluating pricing services that are being used for the Fund and receiving reports relating to actions taken by Guggenheim Investments’ Valuation Committee. The Valuation Oversight Committee held four meetings during the Fund’s most recently completed fiscal year.
Board Consideration of Each Nominee’s Qualifications, Experience, Attributes and Skills
As set forth in Appendix A, the charter of the Guggenheim Nominating and Governance Committee requires that any trustee candidate have a college degree or equivalent business experience. The charter permits the Guggenheim Nominating and Governance Committee to take into account a variety of factors in considering trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Guggenheim Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Guggenheim Board’s composition.
The Guggenheim Nominating and Governance Committee will review and consider nominee candidates recommended by Fund shareholders, provided that the recommending shareholder follows the procedures set forth in the charter of the Guggenheim Nominating and Governance Committee, as set forth in Appendix A.

The following is a summary of each Nominee’s qualifications, experience, attributes and skills considered by the Guggenheim Nominating and Governance Committee and that, on an individual basis and in combination with those of the other Nominees, served as a basis for the Guggenheim Board’s conclusion that each Nominee is qualified to serve (or continue to serve, as applicable) on the Board of Trustees of the Fund The Guggenheim Nominating and Governance Committee considered the factors as its members deemed relevant to evaluating the Nominees and considering whether each Nominee possesses the requisite skills and attributes to carry out the applicable oversight responsibilities with respect to the Fund, including, as applicable, their positions as members of the Guggenheim Board or boards of other trusts in the Guggenheim Family of Funds, their business and professional background and their knowledge of the Guggenheim Family of Funds and the various service providers to such funds. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the operations of the Fund, including the Fund’s performance and service providers. Generally, no one factor was decisive or controlling in the selection of an individual as a Nominee.
Randall C. Barnes—Mr. Barnes has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2004. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Rydex Trustee since 2016. Through her service as a Rydex Trustee, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 1994. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, and his prior experience in the commercial brokerage and commercial real estate market and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Audit Committee of the Guggenheim Board, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Guggenheim Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (“SEC”).
Roman Friedrich III—Mr. Friedrich has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Contracts Review Committee of the Guggenheim Board, his prior service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Thomas F. Lydon, Jr.—Mr. Lydon has served as a Rydex Trustee since 2005. Through his service as a Rydex Trustee and as Chairperson of the Governance and Nominating Committee, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his service on another board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Nominating and Governance Committee of the Guggenheim Board, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Rydex Trustee since 2016. Through her service as a Rydex Trustee and as Chairperson of the Rydex Board, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Rydex Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as the Independent Chairman of the Guggenheim Board, his service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Amy J. Lee—Ms. Lee has served as a Guggenheim Trustee and as a trustee of other funds in the Guggenheim Family of Funds since 2018. Through her service as Chief Legal Officer of the Trusts and certain other funds in the Guggenheim Family of Funds, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Nominee also has familiarity with the Fund’s investment adviser (or its affiliates) and other service providers, and their operations, as well as the regulatory requirements governing regulated investment companies and the responsibilities of investment company boards as a result of their experience overseeing the Fund and/or other funds in the Guggenheim Family of Funds.
References to the experience, qualifications, attributes and skills of the Nominees are pursuant to requirements of the SEC, do not constitute holding out of any Nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Nominee by reason thereof.
Ownership of Securities
As of June 30, 2019, the Nominees and current Trustees did not beneficially own shares of the Fund. As of the same date, the Nominees and current Trustees beneficially owned shares of other funds in the Guggenheim Family of Funds in the dollar ranges set forth below.

None of the Nominees or their immediate family members had any interest in the Fund’s investment adviser, sub-adviser or distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee. As of June 30, 2019, the Nominees, Trustees and officers (as a group) owned less than 1% of the outstanding shares of the Fund.

Name	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Family of Funds
Randall C. Barnes	Over $100,000
Angela Brock-Kyle	None
Donald A. Chubb, Jr.	Over $100,000
Jerry B. Farley	Over $100,000
Roman Friedrich III	Over $100,000
Thomas F. Lydon, Jr.	None
Ronald A. Nyberg	Over $100,000
Sandra G. Sponem	None
Ronald E. Toupin, Jr.	Over $100,000
Amy J. Lee	Over $100,000
Compensation
The Independent Trustees receive from the Guggenheim Family of Funds a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Guggenheim Board; the Chair of each of the Audit Committee, the Contracts Review Committee and the Nominating and Governance Committee of the Guggenheim Board; and each member of the Valuation Oversight Committee of the Guggenheim Board. In addition, fees are paid for special Guggenheim Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Fund also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.
The aggregate compensation paid by the Fund and the aggregate compensation paid by the Guggenheim Family of Funds (and an additional fund that has a servicing agent that is an affiliated person of the Fund’s investment adviser) to each of the Independent Trustees during the Fund’s most recently completed fiscal year is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Guggenheim Family of Funds. The Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Fund.

Name of Independent Trustees	Aggregate Compensation from the Fund	Aggregate Compensation from the Guggenheim Family of Funds
Randall C. Barnes	$7,691	$345,257
Donald A. Chubb, Jr.	$7,843	$264,929
Jerry B. Farley	$8,450	$284,929
Roman Friedrich III	$8,146	$274,929
Ronald A. Nyberg	$7,995	$430,257
Ronald E. Toupin, Jr.	$9,768	$401,929

Nominees who are not currently Guggenheim Trustees received no compensation from the Fund during the most recently completed fiscal year but received compensation from the Rydex Funds trusts for their service on the applicable board of trustees.
If shareholders approve Proposal 1, it is expected that the Guggenheim Board will reconsider its compensation structure such that the members of each board in the Guggenheim Family of Funds will be compensated under a new, unified compensation structure.
The Fund’s investment adviser compensates the officers and directors who may also serve as officers or Trustees. The Fund does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Additional Information about Officers of the Fund
Officers of the Fund are elected by the Guggenheim Board and serve at the pleasure of the Guggenheim Board. The table in Appendix B shows information about the officers of the Fund, including their birth years, their positions with the Fund and their principal occupation(s) during the past five years.
Board’s Role in Risk Oversight
The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Fund’s investment adviser and distributor. Consistent with its responsibility for oversight of the Fund, the Guggenheim Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Fund’s investment adviser, distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Guggenheim Board oversight of different types of risks may be handled in different ways. As part of the Guggenheim Board’s periodic review of the Fund’s advisory and other service provider agreements, the Guggenheim Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Guggenheim Board oversees risk management for the Fund directly and through the committee structure the Guggenheim Board has established. The Guggenheim Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in the Guggenheim Board's oversight functions, including oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Guggenheim Board has established an Executive Committee to act on the Guggenheim Board’s behalf, to the extent permitted and as necessary, in between meetings of the Guggenheim Board. Each committee reports its activities to the Guggenheim Board on a regular basis. The Guggenheim Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including, in particular, the Fund’s Chief Compliance Officer and independent registered public accounting firm and internal auditors for the Fund’s investment adviser or its affiliates, as applicable. In this connection, the Guggenheim Board requires officers of the Fund to report to the full Guggenheim Board on a variety of matters at regular and special meetings of the Guggenheim Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Guggenheim Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Fund and certain service providers and the effectiveness of their implementation. The Guggenheim Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Guggenheim Board receives reports from the Fund’s investment adviser on the investments and securities trading of the Fund. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Fund officers and personnel of the Fund’s investment adviser. The Guggenheim Board has approved Fair Valuation procedures applicable to valuing the Fund’s securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Guggenheim Board also requires the Fund’s investment adviser to report to the Guggenheim Board on other matters relating to risk management on a regular and as-needed basis.
The Guggenheim Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Guggenheim Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Guggenheim Board receives, the Guggenheim Board may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s investment adviser, distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the investment adviser. The role of the Guggenheim Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and this oversight role does not make the Guggenheim Board a guarantor of the Fund’s investments, operations or activities. As a result of the foregoing and other factors, the Guggenheim Board’s risk management oversight is subject to limitations.
Role of Diversity in Considering Board Candidates
In considering Trustee nominee candidates, the Guggenheim Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Guggenheim Board’s composition. The Guggenheim Nominating and Governance Committee believes the Guggenheim Board generally benefits from diversity of background, experience and views among its members, and considers this in evaluating the composition of the Guggenheim Board, but has not adopted any specific policy in this regard.
Information about the Fund’s Independent Registered Public Accounting Firm
Information about the Fund’s independent registered public accounting firm is provided in Appendix C.
Required Vote
Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

A majority of the shares entitled to vote at the Meeting present in person or by proxy shall constitute a quorum at the Meeting.
When a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote (meaning that of the shares represented at the Meeting and entitled to vote, a majority of them must be voted “FOR” Proposal 1 for it to be approved) shall elect a Nominee to the Board of Trustees of the Fund. With respect to Proposal 1, you may vote “FOR ALL,” “AGAINST ALL,” ABSTAIN ALL” or “FOR ALL EXCEPT.”

If the Nominees are not elected, the current Guggenheim Trustees will continue to oversee the Fund, and the Guggenheim Board will evaluate other potential options, including the possible appointment of new trustees in compliance with applicable law.
Guggenheim Board’s Recommendation
THE GUGGENHEIM BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE “FOR”
PROPOSAL 1 (ELECTION OF EACH NOMINEE)

OTHER BUSINESS
As of the date of this Proxy Statement, the Guggenheim Trustees knew of no matter to be presented at the Meeting other than as set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.
ADDITIONAL INFORMATION
Shareholder Communications
Shareholders wishing to communicate with the Guggenheim Board or a Guggenheim Trustee should send such correspondence to the Guggenheim Board or a Guggenheim Trustee at the Fund’s offices. Shareholder communications will be sent directly to the applicable Guggenheim Trustee(s).
Investment Adviser and Sub-Adviser
Guggenheim Funds Investment Advisors, LLC (“GFIA”), located at 227 West Monroe Street, Chicago, Illinois 60606, is the investment adviser to the Fund.
Guggenheim Partners Investment Management, LLC (“GPIM”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment sub-adviser to the Fund.
Pursuant to the terms of the Advisory Agreement, GFIA is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of GPIM; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
Pursuant to the terms of the Sub-Advisory Agreement, GPIM manages the investment portfolio of the Fund in accordance with its stated investment objectives and policies; makes investment decisions for the Fund; and places orders to purchase and sell securities on behalf of the Fund; all subject to the supervision and direction of the Board of Trustees and GFIA.
Administrator
MUFG Investor Services, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the administrative agent for the Fund pursuant to a Fund Administration Agreement with the Fund, as amended. MUFG Investor Services also provides certain fund accounting services to the Fund pursuant to a fund accounting agreement.
Voting Information
Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, the Fund’s proxy solicitor. If we have not received your vote as the date of the Meeting approaches, you may be contacted by a representative of the Fund or AST Fund Solutions, the

Fund’s proxy solicitor, reminding you to vote your shares. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.
Cost of the Meeting. The cost of the Meeting, including the costs of retaining AST Fund Solutions, the Fund’s proxy solicitor, preparing and mailing of the notice, proxy statement and proxy and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Fund. The estimated cost of retaining AST Fund Solutions, the Fund’s proxy solicitor, is approximately $46.
Shareholder Voting. If you were a shareholder of record of the Fund as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. The number of shares outstanding for the Fund as of the Record Date was 62,660. No persons or other entities were known to the Fund, as of August 15, 2019, to have owned beneficially 5% or more of the Fund’s outstanding securities.
The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions, your shares will be voted “FOR” Proposal 1.
In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on Proposal 1. Unless you attend the Meeting to vote in person, your vote (cast by mail, Internet or telephone) must be received by the Fund prior to 11:59 p.m. Eastern Time on October 27, 2019. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice, including by electronic, telephonic, computerized or other alternative means, of its revocation to the Fund; (b) the subsequent execution of another proxy; or (c) attending the Meeting and voting in person.
Only shareholders or their duly appointed proxies can attend the Meeting. If you wish to attend the Meeting and vote in person, you can do so. If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Fund at 1-800-345-7999 to obtain directions to the site of the Meeting.
For purposes of this Proxy Statement, Meeting also refers to any other meeting called for the purpose of voting on Proposal 1.
Abstentions and Broker Non-Votes. Abstentions and “broker non-votes” will be counted toward establishing a quorum. Abstentions will have the same effect as votes against Proposal 1. Broker non-votes will have no effect on the outcome of Proposal 1. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary authority to vote with respect to a particular proposal. Broker non-votes can occur when a shareholder meeting has a “routine” proposal and a “non-routine” proposal. The Fund does not expect to receive any broker non-votes at the Meeting.
Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, broker-dealers that are members of the NYSE may, with respect to certain “routine” matters, grant discretionary authority to the proxies to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request to its clients for voting instructions. Proposal 1 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted accordingly. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.
Adjournment. The Meeting may be adjourned by (i) the vote of the majority of the shares represented at the Meeting, either in person or by proxy or (ii) by the chair of the meeting.
A shareholder vote may be taken on Proposal 1 (or other proposal) prior to any adjournment if sufficient votes for approval have been received. Such vote would be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
Shareholders Sharing the Same Address. As permitted by law, only one copy of the Notice of Internet Availability of Proxy Materials and/or this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the Fund’s address or by calling the telephone number shown on the front page of this Proxy Statement. The Fund will then promptly deliver, upon request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s Notice of Internet Availability of Proxy Materials and/or proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Fund Investments in other Funds in the Guggenheim Family of Funds. The Fund may be a shareholder of record of, and own shares with voting rights of, another fund in the Guggenheim Family of Funds eligible to vote on the election of the Nominees. Consistent with applicable policies, the Fund will vote its shares in accordance with echo voting principles based on votes of shareholders other than funds managed by Guggenheim Investments.
Shareholder Proposals
As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the Fund.
Proposals must be received a reasonable time before the Fund begins to print the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. The person(s) named as proxies for any subsequent shareholders’ meeting will vote in accordance with their judgment with respect to proposals submitted on an untimely basis.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

By order of the Guggenheim Board,

Brian E. Binder
President of the Fund

APPENDIX A
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
GUGGENHEIM FUNDS

Formation
The Board of Directors/Trustees (the “Board”) of each of the registered investment companies listed in Appendix A hereto, as amended from time to time (each, a “Trust” and collectively, the “Trusts”), has established a Nominating and Governance Committee of the Board (the “Committee”), subject to the terms and conditions of this Charter. This Charter is intended to govern the conduct of the Committee.
Composition
The Committee will be composed exclusively of members of the Board (“Trustees” and individually, a “Trustee”) who are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts (“Independent Trustees”).[1] The Committee will have such number of Independent Trustees as members as determined by the Board. The members of the Committee and the Chair of the Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.
Purpose
The purpose of the Committee of the Board is to review matters pertaining to the composition, committees, and operations of the Board.

Responsibilities and Authority

The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as Trustees and recommend the appointment of members and chairs of each Board committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser(s); (iv) the Trust’s shareholders (as discussed further below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee.

Funding
The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities as set forth in this Charter and, in this connection, shall have the authority to retain and consult experts, consultants or legal counsel as the Committee deems appropriate.

Reporting
At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

Meetings
The Committee will meet annually, or more frequently as it deems necessary or appropriate or otherwise as circumstances dictate. Special meetings (including telephone meetings) may be called by the Committee Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.
Limitation of Responsibilities
Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee under applicable federal and state law.
Review of Charter
The Committee will review this Charter annually and recommend any changes it deems appropriate to the Board. This Charter, including any amendments to it, will be maintained in the records of the Trusts.

Adopted: April 3, 2014

***********************
[1] As contemplated by certain rules under the 1940 Act, the selection and nomination of candidates for election as members of the Board who are not “interested persons” (i.e., Independent Trustees) shall be made by the incumbent members of the Board who are Independent Trustees.

Appendix A

The Closed-End Funds

FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND (“FMO”)
GUGGENHEIM TAXABLE MUNICIPAL MANAGED DURATION TRUST (“GBAB”)
GUGGENHEIM CREDIT ALLOCATION FUND (“GGM”)
GUGGENHEIM ENERGY & INCOME FUND (“XGEIX”)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (“GPM”)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (“GOF”)

The Mutual Funds

GUGGENHEIM FUNDS TRUST
GUGGENHEIM VARIABLE FUNDS TRUST
GUGGENHEIM STRATEGY FUNDS TRUST
TRANSPARENT VALUE TRUST

Last Amended: May 22, 2019

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX B
OFFICERS OF THE FUND

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).
Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2015
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2015
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Amy J. Lee[3] (1961)	Chief Legal Officer and Vice President	Since 2015 (Vice President) Since 2015 (Chief Legal Officer)
Current: Interested Trustee, certain funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Margaux M. Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).
Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Adam Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President	Since February 2019	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly Scott (1974)	Assistant Treasurer	Since 2015
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Name, Address[1] and Year of Birth of the Officers	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

1.	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
2.
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

3.	Ms. Lee is also a Trustee of the Fund.

APPENDIX C
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES
The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent auditor of the Fund for the Fund’s current fiscal year. Ernst & Young has confirmed to the Audit Committee of the Board that they are independent auditors with respect to the Fund. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish and will be available to answer questions if necessary.
Certain information concerning the fees and services provided by Ernst & Young to the Fund and to the Fund’s investment adviser and its affiliates for the two most recently completed fiscal years of the Fund is provided below. The Audit Committee is responsible for the engagement, compensation and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Fund in accordance with the Audit Committee Charter and the 1940 Act and considers matters with respect to Ernst & Young’s independence each year. For the two most recent fiscal years for the Fund, none of the services provided to the Fund or described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by Ernst & Young to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the independent registered public accounting firm’s independence.
The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to the Fund during the two most recent fiscal years.

GUGGENHEIM ENERGY & INCOME FUND
Audit Fees	9/30/18: $34,970
9/30/17: $34,475
Audit-Related Fees	9/30/18: $0
9/30/17: $0
Tax Fees	9/30/18: $12,174
9/30/17: $8,441
All Other Fees	9/30/18: $0
9/30/17: $0
Aggregate Non-Audit Fees	9/30/18: $12,174
9/30/17: $8,441

Audit Fees. The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund’s annual financial statements in connection with statutory and regulatory filings.

Audit-Related Fees. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Fund’s financial statements, including fees relating to services rendered, and out-of-pocket expenses incurred, in connection with the Fund’s registration statements (and not reported above).
Tax Fees. The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance.
All Other Fees. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Fund, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

GUGGENHEIM ENERGY & INCOME FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2019

The undersigned hereby revokes all previous proxies for his/her shares of Guggenheim Energy & Income Fund (the “Fund”) and appoints Amy J. Lee, Mark E. Mathiasen, and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606 on October 28, 2019, at 10:00 a.m. Central Time (together with any postponements, adjournments or any other meeting called for voting on the below proposals, the “Meeting”) upon the matters set forth on the reverse side (the “Proposals”) and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

Please refer to the Proxy Statement for a discussion of Proposal 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 28, 2019. These proxy materials are available at: [URL].

PROXY CARD
GUGGENHEIM ENERGY & INCOME FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.                                                                         Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

____________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ____________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and Proposal 1 has been approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” Proposal 1. The proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may properly arise at the Meeting.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. To elect the following ten nominees to the Board of Trustees of the Fund
	FOR ALL	AGAINST ALL	ABSTAIN ALL
1. Randall C. Barnes	○	○	○
2. Angela Brock-Kyle
3. Donald A. Chubb, Jr.	FOR ALL EXCEPT:
4. Jerry B. Farley	○
5. Roman Friedrich III
6. Thomas F. Lydon, Jr.
7. Ronald A. Nyberg	(write in nominee name(s) above)
8. Sandra G. Sponem
9. Ronald E. Toupin, Jr.
10. Amy J. Lee

2. To transact such other business as may properly come before the Meeting.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]